UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 26, 2014

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	0-11757 (Commission File Number)	71-0335111 (IRS EMPLOYER IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive Lowell, Arkansas (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	72745 (ZIP CODE)	(479) 820-0000 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ }	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ }	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ }	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ }	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 26, 2014, J.B. Hunt Transport, Inc. as the borrower, J.B. Hunt Transport Services, Inc. as parent guarantor, Bank of America, N.A. as Administrative Agent and the Lenders party thereto entered into an amendment to our $500 million Credit Agreement dated August 12, 2011. This amendment consisted of technical corrections of certain provisions within the Credit Agreement. The amended Credit Agreement has been ratified in all respects and continues to remain in full force and effect according to its terms.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1	Amendment No. 1 And Waiver To Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 27th day of February 2014.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ David G. Mee
David G. Mee
Executive Vice President, Finance and
Administration and
Chief Financial Officer
(Principal Financial and Accounting Officer)